SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

PROOF Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 Freedom Drive Suite 1080 Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

(571) 310-4949
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PACI.U	The New York Stock Exchange
Class A common stock included as part of the units	PACI	The New York Stock Exchange
Redeemable Warrants included as part of the units	PACI.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the financial statements of PROOF Acquisition Corp I (the “Company”) for the year ended December 31, 2022, the Company’s management, in consultation with its advisors, re-evaluated the Company’s accounting for operating expenses, specifically expenses for directors and officers liability insurance. After further review of the Company’s accounting for its operating expenses, it was determined that an adjustment was required to the Company’s financial statements as of and for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022.

Therefore, on January 23, 2023, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2022 (filed with the SEC on November 10, 2022), June 30, 2022 (filed with the SEC on August 10, 2022), and March 31, 2022 (filed with the SEC on May 13, 2022) (collectively, the “Affected Periods”), should be restated to accurately allocate the expense for directors and officers liability insurance and should no longer be relied upon. As such, the Company will restate its financial statements for the Affected Periods in the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2022, to be filed with the SEC (the “2022 Form 10-K”), as described therein.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with the Company’s initial public offering.

The Company’s management has concluded that in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting for the Affected Periods. The Company’s remediation plan with respect to such material weakness will be described in more detail in the 2022 Form 10-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2023	PROOF ACQUISITION CORP I

	By:	/s/ Michael W. Zarlenga
	Name:	Michael W. Zarlenga
	Title:	General Counsel and Corporate Secretary

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